BLACKROCK EUROFUND

Supplement dated November 15, 2006 to the
Prospectus dated October 2, 2006

The following changes are made to the Prospectus of BlackRock EuroFund (the “Fund”).

In the section entitled “Your Account — Pricing of Shares” beginning on p. 18, the following sentence is added to the end of the paragraph on p. 19 describing the Fund’s Institutional 1 shares:

The redemption fee charged on redemptions of Institutional 1 shares made within six months of the closing of the reorganization may be waived in connection with redemptions made by shareholders that for regulatory reasons cannot hold shares of the Fund.

Code #10475-1006BR-SUP